                       NATIONWIDE VARIABLE INSURANCE TRUST
                      Nationwide NVIT Government Bond Fund
                        Nationwide NVIT Money Market Fund
                      Nationwide NVIT Money Market Fund II

                       Supplement dated December 21, 2007
                       to the Prospectus dated May 1, 2007

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

At a meeting held on December  11, 2007,  shareholders  of the  Nationwide  NVIT
Government  Bond Fund,  Nationwide  NVIT Money Market Fund and  Nationwide  NVIT
Money  Market  Fund II (the  "Funds"),  each a  series  of  Nationwide  Variable
Insurance Trust (the "Trust"), approved an investment subadvisory agreement (the
"Subadvisory  Agreement") among the Trust, Nationwide Fund Advisors ("NFA"), the investment adviser to the Trust, and Nationwide Asset Management,  LLC ("NWAM"),
an affiliate of NFA. Prior to shareholder approval, the Board of Trustees of the
Trust had unanimously  approved the Subadvisory  Agreement,  voted to submit the
Subadvisory  Agreement to a vote of each Fund's  shareholders,  and  recommended that the  shareholders of the Funds vote to approve the  Subadvisory  Agreement.
The Subadvisory Agreement will take effect on January 1, 2008.

Effective  January 1, 2008, NFA's duties and  responsibilities,  with respect to
the  Funds,  will  change  from  providing  portfolio   management  services  to
overseeing  portfolio  management  provided by NWAM.  This change  represents  a recent internal restructuring within the Nationwide  enterprise,  which resulted in NFA  operating  exclusively  as a "manager  of  managers."  NFA,  rather than managing a Fund directly,  will instead oversee one or more subadvisers who will provide day-to-day portfolio management to the Funds. NWAM was organized in part to serve as  investment  subadviser  for certain  fixed  income  funds where NFA serves as the investment  adviser.  Under the Subadvisory  Agreement,  NWAM will serve  as  subadviser  for the  Funds  and  will  provide  day-to-day  portfolio management to each Fund. The same  portfolio  managers that managed the Funds as employees  of NFA will  continue to do so as  employees of NWAM rather than NFA, and in accordance with the same investment objectives and strategies and for the same level of management fees paid by the Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NCFX-3    12/07